EXHIBIT 10.11

                                     Print Name of Subscriber __________________

                                         Amount of Investment __________________

                             SUBSCRIPTION AGREEMENT


HydroGen, LLC ("Company") and the Investor hereby agree as follows:

1. Subscription for Securities. I (sometimes referred to herein as the "Investor") hereby subscribe for and agree to purchase the number of limited liability units ("Units") of the Company, in the number as set forth on the signature page hereto, upon the terms and conditions described in this Agreement. The price per-Unit is $125,000.

      The Units are being offered in a private placement in accordance with the terms set forth in the Confidential Private Placement Memorandum dated May 13, 2005 ("Memorandum"). Capitalized terms not defined herein will have the same meaning as set forth in the Memorandum. The Units will have the terms and conditions described herein and in the Memorandum. Battenkill Capital, Inc. ("Battenkill") is acting as exclusive placement agent for the offering. The Company will pay Battenkill a fee, as described in the Memorandum, for its services.

      In connection with the offering of the Units and as a condition to the consummation of the offering, the Company will be acquired by Chiste Corporation, a Nevada corporation ("Chiste") by an exchange ("Exchange") of membership units for shares of Series B Convertible Preferred Stock of Chiste ("Preferred Stock"), pursuant to an Exchange Agreement, a form of which is included in the Memorandum and a copy of which the Investor acknowledges receipt ("Exchange Agreement"). Pursuant to the Exchange Agreement, immediately after my subscription is accepted, the Units for which I subscribe will be converted into shares of Preferred Stock, at the conversion rate set forth in the Memorandum and I will receive certificates representing the Preferred Stock instead of the Units.

      Upon consummation of the offering and the Exchange, each Unit will be exchanged for 4,239.425 shares of Preferred Stock (if the minimum under the offering is sold) and 3,610.903 shares of Preferred Stock (if the maximum under the offering is sold). Each share of Preferred Stock will be convertible into
185.35215 shares of common stock of Chiste, subject to adjustment. Once the proposed one for 25 reverse split is consummated, each share of Preferred Stock will convert into 7.4140860 shares of common stock of Chiste.

      As a further condition to the consummation of the offering, after the Exchange, there will be an investment in Chiste by one or more related institutional investors of not less than $7,000,000 such that their investment ("Institutional Investment") combined with the minimum under the offering will aggregate not less than $12,000,000 being invested in cash in Chiste and the Company (excluding any Units sold for conversion of Company debt). The investment by the institutional investors will be contingent on subscriptions for the minimum offering amount being received by the Company. The investment by the institutional investors will be governed by separate investment agreements which may have different terms than this Agreement.

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2. Offering Period.  The Units will be offered for sale until the earlier of the consummation of the Exchange or May 31, 2005. Battenkill and the Company may agree to extend the May 31, 2005 date for up to an additional 60 days, without notice to subscribers, at their discretion (such date, as it may be extended, is referred to as the "Termination Date").

3. Investor Delivery of Documents and Payment. I hereby tender to Battenkill, as placement agent for the Company (i) the full purchase price of the Units I am purchasing, (ii) one manually executed copy of this Subscription Agreement with the appropriate questionnaires therein completed, and (iii) the completed NASD questionnaire attached to this Subscription Agreement. Simultaneously with submitting this Subscription Agreement, I am wiring the subscription amount in accordance with the directions on the cover sheet, and have contacted Ms. Robyn Harrington of Battenkill at (802) 549-5400. My subscription funds will be held in an account maintained by Battenkill Capital, Inc. with Factory Point National Bank, with an address at P.O. Box 1567, Manchester Center, Vermont 05255, under the account name, "HydroGen Escrow Account." Prior to the earlier of the Closing (as defined in Section 5 hereof) or the Termination Date, my subscription amount will be held in the account which is a non-interest bearing segregated account at Factory Point National Bank. If the Company does not receive and accept my subscription by the earlier of the Closing or the Termination Date, my payment will be returned to me without interest or deduction.

4. Acceptance or Rejection of Subscription. The Company and Battenkill have the right to reject this subscription for the Units, in whole or in part for any reason and at any time prior to the Closing, notwithstanding prior receipt by me of notice of acceptance of my subscription. In the event my subscription is rejected, my payment will be returned promptly to me without interest or deduction and this Subscription Agreement will have no force or effect. The Units subscribed for herein will not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to my subscription has occurred.

5. Closing and Delivery of Securities. The offering is being made on a "best efforts, $5,000,000 minimum, $10,000,000 maximum" basis; however, the size of the offering may be increased without notice to Investors. Officers and directors of the Company and affiliates of Battenkill may invest in the offering whose subscription funds will count towards the minimum, and any conversion of the 6% Convertible Promissory Notes by Company members will not count towards the minimum but such conversion will be included in the offering. The closing and the release of funds to the Company or its designees is contingent on the consummation of the Exchange and the Institutional Investment. The closing ("Closing") may occur at any time, as determined jointly by the Company, Chiste and Battenkill, after satisfaction of the closing conditions before the Termination Date, as herein set forth and in the Exchange Agreement. In the event my subscription is accepted and there is a Closing, my payment will be released to the Company or its designees and the certificates representing the Preferred Stock of Chiste will be delivered promptly in due course to me along with a fully executed version of this Agreement.

6. Offering to Accredited Investors. This offering is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended ("Securities Act"), and Rule 501 promulgated thereunder, and is being made without registration under the Securities Act in reliance upon the exemptions contained in Sections 3(b), 4(2) and/or 4(6) of the Securities Act and applicable state securities laws. As indicated by the responses on the signature page hereof, the Investor is an accredited investor within the meaning of
Section 2(15) of the Securities Act and Rule 501 promulgated thereunder.

7. Registration Rights.

      7.1. Filing of Registration Statement. Chiste, after the Closing and acquisition of the Company by means of the Exchange, is hereby obligated to include for resale by the investors in the offering (or subsequent holders, referred to together as the "Holders") and by the Institutional Investment holders, the Common Stock into which the Preferred Stock is convertible in a registration statement under the Securities Act filed with the Securities and Exchange Commission ("Commission") that it will initially file not later than the later of 95 days after the consummation of the offering or 45 days after the filing by Chiste of the financial statements of the Company and Chiste on a combined basis in a Form 8-K or other periodic report. (The Common Stock is being referred to in connection with the registration rights as the "Registrable


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Securities").  In addition, Chiste will "blue sky" the reoffer and resale of the
Registrable   Securities  in  such  state   jurisdictions  as  Battenkill  shall
reasonably request, provided that Chiste and the Company will not have to qualify to do business in such state or consent to service of process other than on a Form U-2. The registration statement will be for the resale of the Registrable Securities in the hands of Holders (or their transferees as
permitted  by  federal   securities   laws).   All  costs  associated  with  the
registration of the Registrable Securities, other than brokerage commissions and counsel costs incurred by the holders in connection with resales of the Registrable Securities which shall be the responsibility of the Holders, shall be borne by Chiste. Chiste promptly will deliver such reasonable number of prospectuses relating to the resale of the Common Stock as the Holder requests
after   effectiveness  of  the   registration   statement  for  the  Registrable
Securities.

      7.2. Effective and Current. Chiste will use its reasonable commercial efforts to keep the registration statement which registers the Registrable Securities pursuant hereto effective and the related prospectus current until the earlier of the date by which all of the Registrable Securities of the Holder have been sold or the date that Registrable Securities of a Holder may be sold pursuant to Rule 144 promulgated under the Securities Act (even though at such date all the Registrable Securities may not be eligible for public sale under Rule 144).

      7.3. Amended Prospectus. Chiste will notify Holder of such Registrable Securities as expeditiously as possible following the effectiveness of the registration statement on which the Registrable Securities are registered, and/or of any request by the Commission for the amending or supplementing of such registration statement or prospectus. If the prospectus is amended to comply with the requirements of the Securities Act, the Holder, if requested by Chiste, will immediately cease making offers of the Registrable Securities and return all prospectuses to Chiste, and Chiste will promptly provide the Holders with revised prospectuses to enable the Holders to resume making offers of the Registrable Securities. Chiste will promptly notify the Holder, if after delivery of a prospectus to the Holder, that, in the judgment of Chiste, it is advisable to suspend use of the prospectus delivered to the Holder due to pending material developments or other events that have not yet been publicly disclosed and as to which Chiste believes public disclosure would be detrimental to Chiste. Upon receipt of such notice, each such Holder will immediately discontinue any sales of Registrable Securities pursuant to such registration statement until such Holder has received copies of a supplemented or amended prospectus or until such Holder is advised in writing by Chiste that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. Notwithstanding anything to the contrary herein, Chiste will not exercise its rights under this subsection to suspend sales of Registrable Securities for a period in excess of 60 days in any 365-day period.

      7.4. Indemnification.

            (a) Chiste will indemnify the Holder of the Registrable Securities to be sold pursuant to any registration statement hereunder, the officers and directors of Holder, each underwriter of such Registrable Securities and each person, if any, who controls such Holders or underwriters within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any state securities law or regulation, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between (A) the indemnified party and any third party or otherwise or (B) the indemnitor and the indemnified party only with respect to an action or proceeding to enforce the indemnification provisions of this Section 7.4(a) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise under the laws of any of the United States or foreign countries, arising from such registration statement or based upon any untrue statement or alleged untrue statement of a material fact contained in (x) any preliminary prospectus, the registration statement or prospectus (as from time to time each may be amended and supplemented); (y) any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Registrable Securities; or (z) any application or other document or written communication (collectively called "application") executed by Chiste or based upon written information furnished by Chiste in any jurisdiction in order to qualify the Registrable Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency or any securities


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

exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission is made in reliance upon, and in conformity with, written information furnished to Chiste by and with respect to such registered holders ("Purchaser Information") expressly for use in any preliminary prospectus, the registration statement or prospectus, or any amendment or supplement thereof, or in any application, as the case may be, or unless the indemnities failed to deliver a final prospectus in which the material misstatement or omission was corrected. Subject to the foregoing provisions of this paragraph, Chiste will reimburse such Holder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Holder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. Chiste agrees promptly to notify Holder of the commencement of any litigation or proceedings against Chiste or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Registrable Securities or in connection with the registration statement or prospectus.

            (b) The Holder agree to indemnify and hold harmless Chiste, the officers and directors of Chiste and each person, if any, who controls Chiste within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act or is controlled by Chiste, against all loss, claim, damage, expense or liability to which Chiste or such controlling or controlled person may become subject, under the Securities Act or otherwise insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon written Purchaser Information that is included or relied upon by Chiste in the registration statement or prospectus or any amendment or supplement thereto or in any application; and will reimburse Chiste, officer, director and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided that such loss, claim, damage, expense or liability is found ultimately to arise out of or be based upon such written Purchaser Information.

      7.5. Assumption of Defense. Any party entitled to indemnification hereunder ("Indemnified Party") will permit Chiste to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for Chiste, who will conduct the defense of such claim or litigation, will be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that Chiste will pay such expense if representation of such Indemnified Party by the counsel retained by Chiste would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event will Chiste be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. Chiste is also responsible for the expenses of such defense if Chiste does not elect to assume such defense. Chiste, in the defense of any such claim or litigation may not, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party may consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Company, which consent may not be unreasonably withheld.

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

      7.6. Successors. The registration rights granted to the Holder inure to the benefit of all the Holder's successors, heirs, pledges, assignees, transferees and purchasers of the Common Stock, Warrants or underlying securities, subject to the limitations of the federal securities laws.

      7.7. Short Selling. The Holder agrees not to use any of the Registrable Securities to cover any short position in the Common Stock if doing so would be in violation of the applicable securities laws and otherwise will comply with federal securities laws in the holding and sale of the Registrable Securities.

      7.8. Voting and Selling Authority over Registrable Securities. Unless otherwise specified on the signature page in the space provided, the person executing this Subscription Agreement, subject to the voting agreement herein contained, has or will have the voting and investment authority over the Registrable Securities in respect of the Investor, subject to the provisions of the voting agreement herein set forth. If that person shall no longer have such authority, Chiste and the Company will be immediately notified. Until receipt of such notice, Chiste and the Company may rely on this representation for purposes of the registration statement and include such person's name in the registration statement.

      7.9. Liquidated Damages. Chiste and Holder agree that Holder will suffer damages if Chiste fails to fulfill its obligations pursuant to the first sentence of Section 7.1 hereof and that it would not be possible to ascertain the extent of such damages with precision. Accordingly, Chiste hereby agrees to pay liquidated damages ("Liquidated Damages") to Holder if the registration statement is not filed by Chiste within the time period set forth in such provision ("Filing Default"). In the event of a Filing Default, Chiste shall as Liquidated Damages pay to Holder, for each 30 day period of a Filing Default, an amount in cash equal to 1% of the aggregate amount invested by Holder or his predecessor pursuant to this Agreement up to a maximum of 10% of the aggregate amount invested. The Company shall pay the Liquidated Damages on the later of the 95th day after the consummation of the offering or the 45th day after the filing by Chiste of the financial statements of the Company and Chiste on a combined basis in a Form 8-K or other periodic report, and each 30th day thereafter until the registration statement is filed with the Commission. Notwithstanding the foregoing, Chiste shall have no liability for Liquidated Damages to any Holder who is not named in a registration statement as a result of any action or inaction of such Holder or as a result of any limitation imposed by the Commission in respect of the Holder either as to the Holder or as to the any securities included on the registration statement or any other person whose securities are to be included on the registration statement. The Liquidated Damages payable herein shall apply on a pro rata basis for any portion of a 30-day period of a Filing Default.

8. Surrender Contingency.

      8.1. Relinquishment of Securities. I agree that, if the NASD will not grant clearance of the registration statement of Registrable Securities because the Units, Preferred Stock or Common Stock held by me are considered part of underwriters' compensation, I will surrender and relinquish said Registrable Securities to Chiste or, alternatively, at the election of Battenkill, transfer such securities to a third party designated by Battenkill (subject to an opinion from Chiste's counsel that such transfer may be made to such third party under the securities laws), in exchange for the remittal to me of the subscription price paid hereunder either by Chiste, upon the surrender and relinquishment of such securities, or by such third party, upon the transfer of such securities to such third party. Battenkill is a third-party beneficiary of this Section 8.1 and this Section 8.1 may not be modified or amended without the prior written agreement of Battenkill. I hereby authorize Battenkill to act as my agent and attorney-in-fact to surrender or transfer the securities to Chiste or a third party and to receive and hold on my behalf the subscription price to be remitted to me by Chiste, upon the surrender and relinquishment of such securities, or by such third party, upon the transfer of such securities to such third party.

9. Investor Representations and Warranties.

      9.1. Investor Representations. I am aware that, except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith will survive my death or disability. In order to induce the Company to issue and sell the Units to me and Chiste to issue in the exchange the Preferred Stock and thereafter the Common Stock upon its conversion, I represent and warrant that the information relating to me stated herein is true and complete as of the date hereof and will be true and complete as of the date on which my purchase of Units becomes effective. If, prior to the final consummation of the offer and sale of the Units, there should be any change in such information or any of the information becomes incorrect or incomplete, I agree to notify the Company and Chiste and supply the Company and Chiste promptly with corrective information.

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      9.2. Information About the Company and Chiste.

            (a) I have read this subscription agreement, the Memorandum relating to this offering and all exhibits listed therein and fully understand the Memorandum, including the "Risk Factors" contained therein. I understand the nature of the exchange transaction with Chiste and the prospective business of the Company after the exchange. I have been given access to full and complete information regarding the Company and Chiste and have utilized such access to my satisfaction for the purpose of verifying the information included in the Memorandum and exhibits thereto, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the offering of the Units and the business and operations of the Company and Chiste and all such questions have been answered to my full satisfaction. I also have been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company and Chiste. I have received all information and materials regarding the Company and Chiste that I have reasonably requested. After my reading of the materials about the Company and Chiste, I understand that there is no assurance as to the future performance of the Company and Chiste.

            (b) I have received no representation or warranty from the Company, Chiste or Battenkill or any of their respective officers, directors, employees or agents in respect of my investment in the Company and after the exchange, Chiste. I am not participating in the offering as a result of or subsequent to:
(i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

      9.3. Speculative Investment. I am aware that the Units (and the Preferred Stock and Common Stock into which they will be exchanged or converted) are a speculative investment that involves a high degree of risk including, but not limited to, the risk of losses from operations of the Company and the total loss of my investment. I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units (and the Preferred Stock and Common Stock into which they will be exchanged or converted) and have obtained, in my judgment, sufficient information from the Company and Chiste to evaluate the merits and risks of an investment in the Company and Chiste. I have not utilized any person as my purchaser representative (as defined in Regulation D) in connection with evaluating such merits and risks and have relied solely upon my own investigation in making a decision to invest in the Company. I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment. I believe that the investment in the Units (and subsequently the Preferred Stock and Common Stock) is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company and Chiste. The investment in the Company does not constitute all or substantially all of my investment portfolio.

      9.4. Restrictions on Transfer. I understand that (i) none of the Units to be issued in the offering and the Preferred Stock and Common Stock to be issued in the exchange and conversion have been registered under the Securities Act or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company or Chiste


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and  (iii)  the  Company  and  Chiste  are  relying  on my  representations  and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws. Other than as set forth herein, I acknowledge that there is no assurance that the Company or Chiste will file any registration statement for the securities I am purchasing, that such registration statement, if filed, will be declared effective or, if declared effective, that the Company or Chiste will be able to keep it effective until I sell the securities registered thereon. Furthermore, I agree to furnish the Company and Chiste with such information regarding myself and the distribution of the securities proposed by me as the Company or Chiste may request in connection with any registration, qualification or compliance with the Company's or Chiste's registration obligations set forth herein.

      9.5. Investment Representation. I am purchasing the Units (and subsequently the Preferred Stock and Common Stock) for my own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the securities, nor with any present intention of selling or otherwise disposing of all or any part of the securities. I understand that, although there is a public market for Common Stock of Chiste, there is no assurance that such market will continue. I understand and agree that the Units, Preferred Stock and Common Stock cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states, or an exemption from such registration is available. I understand that, except as set forth herein, the Company and Chiste are under no obligation to register the securities or to assist me in complying with any exemption from such registration under the Securities Act or any state securities laws. I hereby authorize the Company and Chiste to place a legend denoting the restrictions on the certificates representing the Units, Preferred Stock and Common Stock.

      9.6. Entity Authority. If the Investor is a corporation, partnership, company, trust, employee benefit plan, individual retirement account, Keogh Plan or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and subsequently, Chiste, and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

      9.7. No Offer Until Determination of Suitability. I acknowledge that any delivery to me of the documents relating to the offering of the Units prior to the determination by the Company of my suitability will not constitute an offer of the Units until such determination of suitability is made.

      9.8. For Florida Residents. None of the Units, Preferred Stock and Common Stock have been registered under the Securities Act of 1933, as amended, or the Florida Securities Act, by reason of specific exemptions thereunder relating to the limited availability of the offering. The Units, Preferred Stock and Common Stock cannot be sold, transferred or otherwise disposed of to any person or entity unless subsequently registered under the Securities Act of 1933, as amended, or the Securities Act of Florida, if such registration is required. Pursuant to Section 517.061(11) of the Florida Securities Act, when sales are made to five (5) or more persons in Florida, any sale made pursuant to Subsection 517.061(11) of the Florida Securities Act will be voidable by such Florida purchaser either within three days after the first tender of consideration is made by the purchaser to the issuer, an agent of the issuer, or an escrow agent, or within three days after the availability of the privilege is communicated to such purchaser, whichever occurs later. In addition, as required by Section 517.061(11)(a)(3), Florida Statutes and by Rule 3-500.05(a) thereunder, if I am a Florida resident I may have, at the offices of the Company, at any reasonable hour, after reasonable notice, access to the materials set forth in the Rule that the Company can obtain without unreasonable effort or expense.

      9.9. Third Party Beneficiary. Chiste is a third party beneficiary of the representations of the Investor in this Section 9.

10. Company Representations. The representations and warranties of the Company set forth in the Exchange Agreement being made to Chiste, are incorporated herein by reference, and may be relied upon by the Investor as if made to directly to the Investor as of the Closing, subject to any modifications made to the Exchange Agreement in respect of such representations and warranties prior to or as of the Closing.

11. Indemnification.

            (a) The Company hereby agrees to indemnify and hold harmless the Investor and any of its officers, directors, stockholders, employees, agents and attorneys against any and all losses, claims, demand, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by the Company and contained herein or incorporated by reference or (b) arise out of or are based upon any breach by the Company of any representation, warranty or agreement made by them and contained herein or incorporated by reference.

            (b) I hereby agree to indemnify and hold harmless the Company, Chiste and Battenkill, their respective officers, directors, stockholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained herein or (b) arise out of or are based upon any breach by me of any representation, warranty or agreement made by me contained herein. Each of Chiste and Battenkill is a third-party beneficiary of this Section 11(b) and this Section 11(b) may not be modified or amended without the prior written agreement of Chiste.

12. Voting Agreement.

            (a) During the period commencing on the Closing and terminating on the one year anniversary of the Closing, each Investor, in its capacity as a shareholder of Chiste, either by reason of the Preferred Stock or Common Stock (together the "Voting Shares"), agrees to vote or cause to be voted all Voting Shares directly or indirectly owned by the Investor or over which the Investor has the beneficial ownership or the right to vote and all Voting Shares which the Investor acquires directly or indirectly or has the beneficial ownership or right to vote in the future, at any meeting of the shareholders of Chiste, and in any action by written consent of the shareholders of Chiste, in favor of a nominee of Keating Reverse Merger Fund, LLC ("KRM") to the board of directors of Chiste and will not vote or cause to be voted for the removal from the board of directors of the nominee of KRM. If the nominee of KRM is removed or otherwise retires or resigns, then the Investor will act in accordance with the above for any replacement nominee of KRM. The Investor agrees that the board of directors of Chiste will consist of five persons during the term of this provision and will take all such action so as to retain the board at such number, provided that the number of directors may only be increased or decreased with the written consent of KRM.

            (b) During the period commencing on the Closing and terminating on the one year anniversary of the Closing, each Investor, in its capacity as a shareholder of Chiste, by reason of the Voting Shares, agrees to vote or cause to be voted all Voting Shares directly or indirectly owned by the Investor or over which the Investor has the beneficial ownership or the right to vote and all Voting Shares which the Investor acquires directly or indirectly or has the beneficial ownership or right to vote in the future, at any meeting of the shareholders of Chiste, and in any action by written consent of the shareholders of Chiste, (a) to approve a 1 for 25 reverse stock split of the outstanding Common Stock of Chiste, with special treatment for certain of the Chiste shareholders to preserve round lot stockholders ("Reverse Split"), (b) to approve the change of the corporate name from Chiste to one recommended by the board of directors to reflect the acquisition of the Company ("Name Change"), and (c) all other actions as shall be necessary or desirable in connection with or related to the foregoing, including without limitation, any amendment to the articles of incorporation of Chiste to effect the foregoing.

            (c) Each investor, by this provision, with respect to the Voting Shares over which it has voting authority and any Voting Shares over which it may have voting authority in the future, does hereby irrevocably constitute and appoint Joshua Tosteson and /or Andrew Thomas, acting individually or jointly, or any nominee, with full power of substitution, as his or its true and lawful attorney and proxy, for and in his or its name, place and stead, to vote or give a consent in respect of each Voting Shares the Investor's proxy, at every annual, special or adjourned meeting of the shareholders of Chiste (including the right to sign his or its name as a shareholder to any consent, certificate or other document relating to Chiste that may be permitted or required by applicable law in respect of the voting of or consenting by the shareholders of Chiste) in favor of the adoption and approval of the Reverse Split, Name Change and other actions set forth in subpart (c) of paragraph (b) of this provision. Each Investor shall perform all such other acts and execute all other documents and instruments as may be reasonably required to vest in the lawful attorney and proxy and Chiste to carry out the provisions of this provision.

            (d) The obligations of each Investor  pursuant to paragraphs (b) and
(c) of this Section 12, will terminate upon the consummation of the Reverse Split and Name Change, including through the time of the filing of the amendment to the articles of incorporation of Chiste.

            (e) If any Investor or any of its affiliates or nominee is a member of the board of directors or an officer of Chiste, nothing in this Section 12 will be deemed to limit or restrict the director or officer acting in his or her capacity as a director or officer of Chiste, as the case may be, and exercising his or her fiduciary duties and responsibilities, it being agreed and understood that this Section 12 shall apply to the Investor solely in his or her or its capacity as a shareholder and not to his, her or its actions, judgments or decisions as a director or officer of Chiste.

13. Joinder Provision for LLC Operating Agreement.

            (a) The Investor hereby agrees that the membership units of the Company acquired in this offering are subject to the terms and conditions of an Operating Agreement dated as of November 11, 2001 (as amended by the First Amendment to the Operating Agreement dated May 14, 2004, and as further amended by the Second Amendment to the Operating Agreement dated May 9, 2005 ("Operating Agreement"), by and among the Company and its members.

            (b) The Investor has reviewed and understands the Operating Agreement and has the power to join in such agreement and to grant the power of attorney set forth herein in Section 15, and upon such signature and delivery, this Agreement and the power of attorney will constitute the Investor's valid and binding obligation, enforceable in accordance with its terms.

            (c) The Investor hereby agrees to be bound by the Operating Agreement as if the Investor were an original signatory thereto. The Investor acknowledges and understands that for purposes of the Operating Agreement, the Investor shall have the same rights and obligations under the Operating
Agreement as the other members of the Company, proportionate to Investor's membership interest as between the Investor and the other members of the Company, unless otherwise agreed in writing by the members of the Company.

14. Accession Agreement to Exchange Agreement.

            (a) Other than as provided in this Subscription Agreement, no person has any right to acquire, or has any other interest in, the Units being acquired hereunder, and there are no voting trusts, or other agreements or understandings with respect to the ownership or voting of the Units or the Preferred Stock into which they will be exchanged or the Common Stock into which the Preferred Stock will be converted.

            (b) The Investor has the power to sign and deliver this Agreement and grant the power of attorney set forth herein in Section 15, and upon such signature and delivery, this Agreement and the power of attorney will constitute the Investor's valid and binding obligation, enforceable in accordance with its terms.

            (c) The Investor has reviewed and understands the Exchange Agreement, and the representations of the Investor set forth therein are true and correct as of the date hereof and will be true and correct as of the closing of the Exchange Agreement.


            (d) By signing and delivering this Subscription Agreement, the Investor agrees to be a party to, and bound by the terms and conditions of, the Exchange Agreement. In particular, the Investor agrees to the indemnification provisions in favor of Chiste set forth in the Exchange Agreement under which Chiste will be entitled to damages from a breach of the representations, warranties, covenants and agreements of the other members of the Company and those of the Company.

(e) In connection with the exchange, the Company is authorized to deliver to Chiste such documents as it requires to transfer the Units to Chiste pursuant to the Exchange Agreement.

15. Power of Attorney for Operating Agreement and Exchange Agreement. Joshua Tosteson and Leo Blomen, and each of them, are hereby irrevocably appointed attorney-in-fact and authorized and empowered to act for and on behalf of the Investor (each with full power of substitution in the premises) in connection with (i) the Operating Agreement and any actions necessary thereunder to effect the terms of the Exchange Agreement including execution of the aforementioned agreements, (ii) the exchange of membership units pursuant to the Exchange Agreement, (c) the notice and the indemnification provisions of the Exchange
Agreement, (d) this Subscription Agreement and (e) such other matters as are reasonably necessary for the consummation of the Exchange Agreement and the transactions contemplated by the Exchange. By the execution hereof, Joshua Tosteson and Andrew Thomas each hereby accepts such appointment and agrees to act as the representative of the Investor within the power of the appointment. The Investor, by the execution hereof, confirms such appointment and authority and acknowledges and agrees that such appointment is irrevocable and coupled with an interest, it being understood that the willingness of the Company and Chiste to enter into the Exchange Agreement and exchange the Preferred Stock for the Units is based, in part, on the appointment of a representative to act on behalf of the Investor.

16. Severability; Remedies. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement are nevertheless binding with the same effect as though the void parts were deleted.

17. Governing Law and Jurisdiction. This Subscription Agreement will be deemed to have been made and delivered in New York, New York and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. Each of the Company and the Investor hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in the state courts of New York, in the County of New York, or in the United States Southern District Court located in New York City, New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the above mentioned courts in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in the above mentioned courts, and (v) agrees that service of process upon it mailed by certified mail to its address set forth on my signature page will be deemed in every respect effective service of process upon it in any suit, action or proceeding.


18. Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

19. Benefit. Except as otherwise set forth herein, this Subscription Agreement is binding upon and inures to the benefit of the parties hereto (and Chiste, Battenkill and KRM to the extent one or all of them is a third-party beneficiary hereof) and their respective heirs, executors, personal representatives, successors and assigns. Chiste, Battenkill and KRM each is a third-party beneficiary with respect to any sections hereof that so state or that otherwise indicate that Chiste, Battenkill and KRM would be entitled to rely on the representations, warranties or covenants made by the Investor therein.

20. Notices. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) must be in writing, and is sufficiently given if delivered to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. All communications to me should be sent to my preferred address on the signature page hereto. All communications to the Company should be sent to:

                           HydroGen, LLC
                           1801 Route 51South
                           Jefferson Hills, Pennsylvania  15025
                           Attn:  Joshua Tosteson
                           Tel:  ()
                           Fax: ()

and                        Battenkill Capital, Inc.
                           7252 Main Street, Building A, Suit A
                           PO Box 2528
                           Manchester Center, VT 05255
                           Attn:  Robyn Harrington
                           Tel.: (802) 549-5400
                           Fax: (802) 549-5401

21. Oral Evidence. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

22. Section Headings. Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

23. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Units and exchange of the Units for the Common Stock.

24. Acceptance of Subscription. The Company may accept this Subscription Agreement at any time for all or any portion of the securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

================================================================================

ALL INVESTORS  MUST SIGN              The foregoing subscription is accepted and
AND PRINT NAME BELOW                  hereby agrees to be bound by its terms.

Signature:__________________________
Print Name:_________________________  HYDROGEN, LLC

Date:_______________________________
                                      By: ______________________________________
Signature:__________________________  Print Name: Joshua Tosteson
Print Name:_________________________  Title: Manager

Date:_______________________________  Date: July 7, 2005

================================================================================


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